UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2020 (March 24, 2020)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee	37214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01	RHP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Ryman Hospitality Properties, Inc. (the “Company”) previously disclosed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 25, 2020, the Board-approved 2020 base salaries for the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers to be named in the Company’s proxy statement to be filed in connection with the 2020 annual meeting of stockholders (the “Named Executive Officers”). As a result of the COVID-19 pandemic and its related impact on the Company’s business operations, effective April 1, 2020, the Named Executive Officers voluntarily elected to defer the increase reflected in such Named Executive Officer’s 2020 base salary, as compared to the base salary in effect for 2019, and, in addition, the Chief Executive Officer also elected to reduce his base salary by 50%, in each case, for a to-be-determined period of time during the COVID-19 pandemic.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On March 24, 2020, the Company issued a press release announcing that the Company is temporarily suspending operations at the five hotels that comprise the Gaylord Hotels convention network.

The Company also announced that it will hold a conference call with investors on Thursday, March 26 at 10:00 a.m. ET to discuss the Company’s action plan to mitigate the impact of COVID-19 on its businesses. On the call, the Company will outline the results of its cost containment efforts in each of its businesses and its corporate function, its expected level of operating expenses and capital investments for the remainder of 2020.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference herein or in such filing.

ITEM 8.01.	OTHER EVENTS.

The information set forth under Item 7.01 relating to the temporary suspension of operations at the five hotels that comprise the Gaylord Hotels convention network by the Company is incorporated into this Item 8.01 by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the anticipated impact of COVID-19 on travel, transient and group demand, the anticipated impact of COVID-19 on our results of operations, the amount of cancellation and attrition fees, cost containment efforts, and our plans to assess the reopening of our Gaylord Hotels properties. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of COVID-19, including on the demand for travel, transient and group business (including government-imposed restrictions), and levels of consumer confidence in the safety of travel and group gatherings as a result of COVID-19; the length and severity of the COVID-19 pandemic in the United States; the pace of recovery following the COVID-19 pandemic; our ability to implement cost containment strategies; and the adverse effects of COVID-19 on our business or the market price of our common stock. Other factors that could cause results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its Quarterly Reports on Form 10-Q and subsequent filings. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

99.1	Press Release of Ryman Hospitality Properties, Inc. dated March 24, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: March 25, 2020	By:	/s/ Scott J. Lynn
	Name:	Scott J. Lynn
	Title:	Executive Vice President, General Counsel and Secretary